                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2005


                           COMMUNITY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)



     Delaware                  0-16461                    63-0868361
 ---------------           ---------------           -------------------
 (State or Other             (Commission                (IRS Employer
 Jurisdiction of             File Number)            Identification No.)
 Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
              (Registrant's Telephone Number, including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ]      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [ ]      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [ ]      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

         On January 31, 2005, the Circuit Court of Blount County, Alabama entered an order (the "Order") approving a pro tanto settlement of the shareholder derivative lawsuits styled Benson, et al. v. Community Bancshares, Inc. et al. and Packard et al. v. Sheffield Electrical Contractors, Inc. et al. The terms of the pro tanto settlement were disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2004. Copies of the Order and the settlement agreement, which was made an exhibit to the Order, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 8.01 by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

EXHIBIT NO.                                       DESCRIPTION
-----------       ---------------------------------------------------------------------------
99.1              Order of the Circuit Court of Blount County, Alabama dated January 31, 2005

99.2              Pro Tanto Settlement Agreement dated December 22, 2004


                                       -2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMMUNITY BANCSHARES, INC.



                                    /s/ Patrick M. Frawley
                                    -------------------------------------
                                    Patrick M. Frawley
                                    Chairman, Chief Executive Officer and
                                    President

Date: February 2, 2005


                                       -3-
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                                INDEX TO EXHIBITS

    EXHIBIT NO.                                      DESCRIPTION
---------------      ---------------------------------------------------------------------------
     99.1            Order of the Circuit Court of Blount County, Alabama dated January 31, 2005

     99.2            Pro Tanto Settlement Agreement dated December 22, 2004